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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                            NUVEEN INVESTMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-11123                36-3817266
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)

     333 West Wacker Drive, Chicago, Illinois                60606
     (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (312) 917-7700

                                 Not Applicable
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR
    240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange
    Act (17 CFR 240.l3e-4(c))


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Item 8.01   Other Events.

         On January 31, 2005, Nuveen Investments, Inc. (the "Company") issued a press release announcing that The St. Paul Travelers Companies, its majority shareholder, intends to review its strategic alternatives with respect to its equity interest in the Company. The text of the press release is attached as
Exhibit 99 to this Form 8-K and incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

         99 Press release of Nuveen Investments, Inc. issued January 31, 2005: Nuveen Investments and St. Paul Travelers Exploring Alternatives for St. Paul Travelers' Stake in Nuveen




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             NUVEEN INVESTMENTS, INC.


                                             By:  /s/ Alan G. Berkshire
                                                ----------------------------
                                                 Alan G. Berkshire
                                                 Senior Vice President

Dated:  February 4, 2005

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                                  EXHIBIT INDEX


Exhibit No.                                Description
-----------        -------------------------------------------------------------

    99 Press release of Nuveen Investments, Inc. issued January 31, 2005: Nuveen Investments and St. Paul Travelers Exploring Alternatives for St. Paul Travelers' Stake in Nuveen